Exhibit 24.1

Power of Attorney

The undersigned hereby make, constitute and appoint each of

David J. Kapnick

 and Steven D. Brooks, acting jointly or individually, with

full power of substitution, the true and lawful attorney-

in-fact for the undersigned, in the undersigned's name,

place and stead and on the undersigned's behalf, to

complete, execute and file with the United States

Securities and Exchange Commission (the "Commission"), all

forms required under Section 16(a) of the Securities

Exchange Act of 1934, as amended, relating to transactions

involving the stock or derivative securities of any or all

of the following entities:

 Cogent Communications Group, Inc., a Delaware

corporation; and

 Proxim Corp., a Delaware corporation;

and any and all amendments thereto.

This Power of Attorney shall remain in effect until

revoked in writing.

Dated: August 8, 2003

Broadview Capital Partners L.P.

 By: Broadview Capital Partners Management LLC

 Its: General Partner

 By: /s/ David J. Kapnick_____________________

  David J. Kapnick

  Chief Financial Officer

Broadview Capital Partners Qualified Purchaser Fund L.P.

 By: Broadview Capital Partners Management LLC

 Its: General Partner

 By: /s/ David J. Kapnick_____________________

  David J. Kapnick

  Chief Financial Officer

Broadview Capital Partners Affiliates Fund LLC

 By: Broadview Capital LLC

 Its: Manager

 By: /s/ David J. Kapnick_____________________

  David J. Kapnick

  Chief Financial Officer

Broadview Capital Partners Management LLC

 By: /s/ David J. Kapnick_____________________

  David J. Kapnick

  Chief Financial Officer

Broadview BCPSBS Fund L.P.

 By: Broadview BCPSBS Fund LLC

 Its: Manager

 By: /s/ Paul F. Deninger  _____________________

  Paul F. Deninger

  Manager

BCI Holdings, L.P.

 By: Broadview Holdings LLP

 Its: General Partner

 By: /s/ Paul F. Deninger  _____________________

  Paul F. Deninger

  Chief Executive Officer

Broadview Holdings LLP

 By: /s/ Paul F. Deninger  _____________________

  Paul F. Deninger

  Chief Executive Officer

/s/ Steven D. Brooks  _____________________

Steven D. Brooks

/s/ Stephen J. Bachmann___________________

Stephen J. Bachmann

/s/ Paul F. Deninger  __ ___________________

Paul F. Deninger